Subsequent events	12 Months Ended
Dec. 31, 2023
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Subsequent events

Note 22. Subsequent events

On January 16, 2024, Cellectis announced the drawdown of the second tranche of €15 million under the credit facility agreement entered with the European Investment Bank (EIB); with the issuance of 1,460,053 warrants. Each Tranche B Warrant allows the EIB to subscribe for one ordinary share of the Company, at a price of €2.53, corresponding to 99% of the volume-weighted average price of the Company’s ordinary shares over the last 3 trading days preceding the decision of the board of directors of the Company to issue the Tranche B Warrants. The total number of shares issuable upon exercise of the Tranche B Warrants represents approximately 2% of the Company’s outstanding share capital as at their issuance date. Tranche B will mature six years from its disbursement date and will accrue interest at a rate of 7% per annum capitalized annually and payable at maturity.

On March 4, 2024, AstraZeneca and Cellectis have approved the first Research Plan. Following this event and pursuant to the JRCA, Cellectis is entitled to receive the corresponding $10 million milestone.

At the date of this report, all the conditions precedents to the closing of the SIA are met and the closing should occur on the earlier of (i) the third business day following the approval by the Cellectis' board of directors of the Company's annual and consolidated account for the financial year ended on December 31, 2023, and (ii) May 7, 2024 or such other date as may be agreed in writing by the parties. Immediately following the SIA, it is anticipated that AstraZeneca would own approximately 44% of the share capital of the Company and 30% of the voting rights of the Company (based on the number of voting rights outstanding immediately after the completion of the Initial Investment) and as per the Company's shareholders decision dated December 22, 2023, Mr. Marc Dunoyer and Dr. Tyrell Rivers will serve on the Company's board of directors as members designated by AstraZeneca. Further, certain business decisions are subject to AstraZeneca’s approval, including, in particular, winding up any company of the Cellectis group, issuing securities senior to or pari passu with the convertible preferred shares or any shares without offering AstraZeneca the option to purchase its pro rata share of such securities (subject to customary exceptions, including issuances under employee equity incentive plans), declaring or paying dividends, prepaying indebtedness before due, and disposing of any material assets concerning gene editing tools or manufacturing facilities and selling, assigning, licensing, encumbering or otherwise disposing of certain material IP rights.